Exhibit 99.1

Energy Recovery Achieves 22% Year-on-Year Quarterly Revenue Growth, Beating Guidance

SAN LEANDRO, Calif. - November 1, 2023 – Energy Recovery, Inc. (Nasdaq:ERII) (“Energy Recovery” or the “Company”) today announced its financial results for the third quarter and nine months ended September 30, 2023.

Third Quarter Highlights
•Revenue of $37.0 million, exceeding the upper end of our guidance which was attributed to an increase in megaproject revenues.
•Gross margin of 69.9%, higher than our estimates due to a change in product mix coupled with an increase in sales of our PX®.
•Operating expenses of $16.7 million, in line with prior quarters.
•Income from operations of $9.1 million.
•Net income of $9.7 million and adjusted EBITDA(1) of $12.0 million
•Cash and investments of $105.9 million, which include cash, cash equivalents, and short-term and long-term investments.
•Issued our annual Sustainability Report, which includes our commitment to reduce our emissions in relation to revenue by 65% by 2026. The full Sustainability Report can be found on our Sustainability page at energyrecovery.com.

David Moon, Interim Chief Executive Officer, commented on the financial results, “We delivered strong third quarter results, beating the upper end of our guidance for the quarter and we remain well-positioned to deliver on our overall Water guidance for the full year. As we look to 2024, we see growth in desalination for the 10th consecutive year despite a challenging macroeconomic environment and project to potentially double wastewater revenue in 2024. Further, we continue to see a path to our 2026 water revenue targets.”

Mr. Moon added, “In our CO2 business, we have a number of new installations of our PX G1300 planned for the fourth quarter, have received repeat orders for additional deployments from current end-users, and are currently in advanced talks with a number of national, and multi-national, supermarket chains in Europe and the United States. We were also awarded the Refrigeration Innovation of the Year for the XTE by RAC Cooling Industry Awards, together with our partner Epta, for Epta’s next-generation commercial CO2 refrigeration system, which utilizes the PX G1300. This award provides further third-party validation of our technology. It’s an exciting time to join the Energy Recovery team as the Interim President and CEO, and I look forward to working with the management team to help ensure we make substantial progress in 2024.”

Financial Highlights

	Quarter-to-Date			Year-to-Date
	Q3’2023	Q3’2022	vs. Q3’2022	2023	2022	2023 vs. 2022
	(In millions, except net income per share, percentages and basis points)
Revenue	$37.0	$30.5	up 22%	$71.2	$83.3	down 15%
Gross margin	69.9%	69.1%	up 80 bps	66.9%	69.0%	down 210 bps
Operating margin	24.7%	16.1%	up 860 bps	(2.2%)	12.3%	NM
Net income	$9.7	$4.8	up 102%	$1.7	$10.3	down 84%
Net income per share	$0.17	$0.08	up 113%	$0.03	$0.18	down 83%
Effective tax rate				(114.2%)	3.5%
Cash provided by (used for) operations	$7.7	($1.2)		$12.3	$6.3

Non-GAAP Financial Highlights (1)

	Quarter-to-Date			Year-to-Date
	Q3’2023	Q3’2022	vs. Q3’2022	2023	2022	2023 vs. 2022
	(In millions, except adjusted net income per share, percentages and basis points)
Adjusted operating margin	29.5%	22.4%	up 710 bps	6.0%	20.3%	NM
Adjusted net income	$11.4	$6.5	up 76%	$6.8	$15.8	down 57%
Adjusted net income per share	$0.20	$0.12	up 67%	$0.12	$0.28	down 57%
Adjusted effective tax rate				(3.5%)	9.1%
Adjusted EBITDA	$12.0	$7.7		$7.3	$19.8
Free cash flow	$7.4	($1.6)		$11.1	$3.3

NM    Not material
(1)Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” for definition of adjustment to GAAP presentation.

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our belief that the Company is well positioned to deliver on full year water guidance; our belief that desalination revenue may grow in 2024; our belief that wastewater revenue may potentially double in 2024; and our belief that a path to 2026 water revenue targets exist. These forward-looking statements are based on information currently available to us and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include risks relating to the future demand for our products, risks relating to performance by our customers and third-party partners, risks relating to the timing of revenue, and any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2022, as supplemented by the risks discussed under “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted operating margin, adjusted net income, adjusted net income per share, adjusted effective tax rate, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Third Quarter Financial Results
•Adjusted operating margin is a non-GAAP financial measure that the Company defines as income (loss) from operations which excludes i) share-based compensation; and ii) non-core operational costs, such as VorTeq-related severance costs and accelerated depreciation, divided by revenues.
•Adjusted net income is a non-GAAP financial measure that the Company defines as net income which excludes i) share-based compensation; ii) non-core operational costs, such as VorTeq-related severance costs and accelerated depreciation; and iii) the applicable tax effect of the excluded items including the share-based compensation discrete tax item.
•Adjusted net income per share is a non-GAAP financial measure that the Company defines as net income, which excludes i) share-based compensation; and ii) non-core operational costs, such as VorTeq-related severance costs and accelerated depreciation; and iii) the applicable tax effect of the excluded items including the share-based compensation discrete tax item, divided by basic shares outstanding.
•Adjusted effective tax rate reflects adjustments for share-based compensation discrete tax item, share-based compensation, and VorTeq-related severance costs and accelerated depreciation.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income which excludes i) depreciation and amortization; ii) share-based compensation; iii) non-core operational costs, such as VorTeq-related severance costs; iv) other income, net, such as interest income and other non-operating expense, net; and v) provision for (benefit from) income taxes.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities less capital expenditures.

Conference Call to Discuss Third Quarter 2023 Financial Results
LIVE CONFERENCE CALL:
Wednesday, November 1, 2023, 2:00 PM PT / 5:00 PM ET
Listen-only, US / Canada Toll-Free: +1 (877) 709-8150
Listen-only, Local / International Toll: +1 (201) 689-8354

CONFERENCE CALL REPLAY:
Expiration: December 1, 2023
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13741003

Investors may access the live call and the replay (approximately three hours after the live call concludes) over the internet on the “Events” page at: https://ir.energyrecovery.com/news-events/ir-calendar.

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery (Nasdaq: ERII) is a trusted global leader in energy efficiency technology. Building on our pressure exchanger technology platform, we design and manufacture reliable, high-performance solutions that generate cost savings and increase energy efficiency across several industries. With a strong foundation in the desalination industry, Energy Recovery has delivered transformative solutions that optimize operations and deliver positive environmental impact to our customers worldwide for more than 30 years. Headquartered in the San Francisco Bay Area, Energy Recovery has manufacturing and research and development facilities across California and Texas with sales and on-site technical support available globally. To learn more, visit https://energyrecovery.com/.

Contact
Investor Relations
ir@energyrecovery.com
+1 (346) 382-6927

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30, 2023	December 31, 2022
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$105,929	$92,891
Accounts receivable and contract assets	23,337	35,782
Inventories, net	33,888	28,366
Prepaid expenses and other assets	4,508	3,886
Property, equipment and operating leases	30,639	32,695
Goodwill	12,790	12,790
Deferred tax assets and other assets	11,570	10,629
TOTAL ASSETS	$222,661	$217,039

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$13,211	$15,507
Contract liabilities and other liabilities, non-current	1,689	1,316
Lease liabilities	13,732	14,878
Total liabilities	28,632	31,701

Stockholders’ equity	194,029	185,338
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$222,661	$217,039

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(In thousands, except per share data)
Revenue	$37,036	$30,462	$71,160	$83,300
Cost of revenue	11,154	9,417	23,580	25,835
Gross profit	25,882	21,045	47,580	57,465

Operating expenses
General and administrative	7,369	7,608	21,704	21,155
Sales and marketing	5,411	4,703	15,397	11,916
Research and development	3,969	3,828	12,043	14,170
Total operating expenses	16,749	16,139	49,144	47,241
Income (loss) from operations	9,133	4,906	(1,564)	10,224
Other income, net	1,045	254	2,357	477
Income before income taxes	10,178	5,160	793	10,701
Provision for (benefit from) income taxes	518	371	(906)	377
Net income	$9,660	$4,789	$1,699	$10,324

Net income per share
Basic	$0.17	$0.09	$0.03	$0.18
Diluted	$0.17	$0.08	$0.03	$0.18

Number of shares used in per share calculations
Basic	56,443	55,881	56,346	56,291
Diluted	57,969	57,372	57,761	57,708

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2023	2022
	(In thousands)
Cash flows from operating activities:
Net income	$1,699	$10,324
Non-cash adjustments	8,817	11,136
Net cash provided by (used in) operating assets and liabilities	1,756	(15,192)
Net cash provided by operating activities	12,272	6,268

Cash flows from investing activities:
Net investment in marketable securities	(17,278)	(1,857)
Capital expenditures	(1,179)	(2,999)
Proceeds from sales of fixed assets	82	734
Net cash used in investing activities	(18,375)	(4,122)

Cash flows from financing activities:
Net proceeds from issuance of common stock	1,184	2,244
Repurchase of common stock	—	(26,654)
Net cash provided by (used in) financing activities	1,184	(24,410)

Effect of exchange rate differences	27	38
Net change in cash, cash equivalents and restricted cash	$(4,892)	$(22,226)
Cash, cash equivalents and restricted cash, end of period	$51,566	$52,235

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	vs. 2022	2023	2022	vs. 2022
	(In thousands, except percentages)
Megaproject	$26,829	$17,347	up 55%	$42,283	$51,257	down 18%
Original equipment manufacturer	5,307	9,032	down 41%	16,845	21,392	down 21%
Aftermarket	4,900	4,083	up 20%	12,032	10,651	up 13%
Total revenue	$37,036	$30,462	up 22%	$71,160	$83,300	down 15%

Segment Activity

	Three Months Ended September 30, 2023				Three Months Ended September 30, 2022
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$36,812	$224	$—	$37,036	$30,462	$—	$—	$30,462
Cost of revenue	11,114	40	—	11,154	9,417	—	—	9,417
Gross profit	25,698	184	—	25,882	21,045	—	—	21,045

Operating expenses
General and administrative	2,039	1,061	4,269	7,369	1,911	878	4,819	7,608
Sales and marketing	3,272	1,560	579	5,411	3,242	960	501	4,703
Research and development	1,098	2,871	—	3,969	1,216	2,612	—	3,828
Total operating expenses	6,409	5,492	4,848	16,749	6,369	4,450	5,320	16,139
Operating income (loss)	$19,289	$(5,308)	$(4,848)	$9,133	$14,676	$(4,450)	$(5,320)	$4,906

	Nine Months Ended September 30, 2023				Nine Months Ended September 30, 2022
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$70,622	$538	$—	$71,160	$83,191	$109	$—	$83,300
Cost of revenue	23,136	444	—	23,580	25,817	18	—	25,835
Gross profit	47,486	94	—	47,580	57,374	91	—	57,465

Operating expenses
General and administrative	5,837	2,976	12,891	21,704	4,909	3,140	13,106	21,155
Sales and marketing	9,567	4,171	1,659	15,397	8,197	2,120	1,599	11,916
Research and development	3,121	8,922	—	12,043	3,159	11,011	—	14,170
Total operating expenses	18,525	16,069	14,550	49,144	16,265	16,271	14,705	47,241
Operating income (loss)	$28,961	$(15,975)	$(14,550)	$(1,564)	$41,109	$(16,180)	$(14,705)	$10,224

Share-based Compensation

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$158	$124	$555	$370
General and administrative	905	743	2,628	2,735
Sales and marketing	436	426	1,684	1,232
Research and development	292	205	944	767
Total stock-based compensation expense	$1,791	$1,498	$5,811	$5,104

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter-to-Date		Year-to-Date
	Q3'2023	Q3'2022	Q3'2023	Q3'2022
	(In millions, except shares, per share and percentages)
Operating margin	24.7%	16.1%	(2.2%)	12.3%
Share-based compensation	4.8	4.9	8.2	6.1
Severance	—	—	—	0.4
Accelerated depreciation	—	—	—	1.0
Litigation charges	—	1.4	—	0.5
Adjusted operating margin	29.5%	22.4%	6.0%	20.3%

Net income	$9.7	$4.8	$1.7	$10.3
Share-based compensation (2)	1.8	1.5	5.8	5.1
Severance (2)	—	—	—	0.3
Accelerated depreciation (2)	—	—	—	0.7
Litigation charges (2)	—	0.4	—	0.4
Other (2)	—	—	—	—
Share-based compensation discrete tax item	(0.1)	(0.2)	(0.7)	(1.0)
Adjusted net income	$11.4	$6.5	$6.8	$15.8

Net income per share	$0.17	$0.08	$0.03	$0.18
Adjustments to net income per share (3)	0.03	0.04	0.09	0.10
Adjusted net income per share	$0.20	$0.12	$0.12	$0.28

Effective tax rate			(114.2%)	3.5%
Adjustments to effective tax rate (3)			110.7	5.6
Adjusted effective tax rate			(3.5%)	9.1%

Net income	$9.7	$4.8	$1.7	$10.3
Share-based compensation	1.8	1.5	5.8	5.1
Severance	—	—	—	0.3
Depreciation and amortization	1.1	0.9	3.1	3.8
Litigation charges	—	0.4	—	0.4
Other	—	—	—	—
Other income, net	(1.0)	(0.3)	(2.4)	(0.5)
Provision for (benefit from) income taxes	0.5	0.4	(0.9)	0.4
Adjusted EBITDA	$12.0	$7.7	$7.3	$19.8

Free cash flow
Net cash provided by (used in) operating activities	$7.7	$(1.2)	$12.3	$6.3
Capital expenditures	(0.3)	(0.4)	(1.2)	(3.0)
Free cash flow	$7.4	$(1.6)	$11.1	$3.3

(1)Amounts may not total due to rounding.
(2)Amount presented are net of tax.
(3)Refer to the sections “Use of Non-GAAP Financial Measures” for description of items included in adjustments.